--------------------------------------------------------------------------------
                             ARTISAN SMALL CAP FUND
--------------------------------------------------------------------------------

QUARTERLY UPDATE                                                    JANUARY 1999

Thank you for investing in Artisan Small Cap Fund. We are pleased to present this update for the year's fourth quarter.

As the equity markets rallied strongly, Artisan Small Cap Fund returned 12.8% for the quarter. While the Fund's return represented a healthy gain by historic norms, it lagged the 16.3% rise of our benchmark index, the Russell 2000.

The fourth quarter's gains moderated the Fund's loss for the full year to - 13.5%. We are hoping for a better environment for small-caps and for our Fund in 1999.<F1>

Thank you for your confidence.

                                                                          (LOGO)
                                                                   ARTISAN FUNDS

                            FOURTH QUARTER OVERVIEW
                            -----------------------

After a precipitous decline that ended in early October, the equity markets snapped back with a vengeance in response to the lowering of interest rates by the Federal Reserve.

But for small-cap investors, it proved to be a "same song, different verse" rally - strongly favoring larger, more liquid companies, chiefly in technology and those with strong earnings expectations.

Understandably, many of our smaller, lesser known, less liquid stocks failed to participate in this rally. These, combined with a handful of companies that were punished for missing their earnings estimates, caused our Fund to lag both its peers and its index for the quarter.

Nevertheless, we believe we have the portfolio well positioned for the year ahead. Concentrating on high-quality growth stocks, we look forward to better investment performance.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL RETURNS<F1>
--------------------------------------------------------------------------------
                        3/28/95 (INCEPTION) TO 12/31/98


                ARTISAN SMALL CAP FUND                 12.85%

                RUSSELL 2000 INDEX                     15.30%

                LIPPER SMALL CAP FUND INDEX            13.67%



                                       1

                               INVESTMENT PROFILE
                               ------------------
                                    RES-CARE

RES-CARE is a leading provider of residential and support services to people with disabilities and troubled youths. It currently operates facilities serving 5,300 mentally retarded and developmentally disabled (MR/DD) persons and 2,600 troubled youths.

A $23 billion industry serves the nation's MR/DD. But it's a highly fragmented industry, composed of 4,000+ providers. With only a 2% market share, Res-Care has plenty of room to grow through consolidation. It has a proven record of making acquisitions and winning new contracts.

We'd been following Res-Care for quite a while, but its relatively high valuation - reflecting its strong reputation among investors - had always discouraged us. The market correction this summer presented the opportunity to establish a position in this very fine company at an attractive price.<F2>


                              TOP 10 HOLDINGS<F3>
                              -------------------

--------------------------------------------------------------------------------
COMPANY                                                                    %
--------------------------------------------------------------------------------
HEALTHCARE FINANCIAL PARTNERS...Specialty finance
   for healthcare providers                                               2.6%
WILD OATS MARKETS...Natural food supermarkets                             2.5%
FINGERHUT COMPANIES...Catalog retailer/direct marketer                    2.4%
TECHNE CORP...Specialty manufacturer of biological products               2.3%
CEC ENTERTAINMENT...Chuck E. Cheese restaurants                           2.3%
PENN TREATY AMERICAN...Long-term care insurance                           2.3%
HEALTHCARE RECOVERIES...Healthcare insurance collection service           2.2%
APTARGROUP...Pumps, valves and closures for consumer packaging            2.2%
ITI TECHNOLOGIES...Wireless home security systems                         2.1%
THE TALBOTS...Women's classic apparel retailer                            2.1%
--------------------------------------------------------------------------------
TOTAL                                                                    23.0%
--------------------------------------------------------------------------------


                                       2

                               INVESTMENT PROFILE
                               ------------------
                              FINGERHUT COMPANIES

Unique among catalog retailers, FINGERHUT COMPANIES targets consumers with little or no credit. It sells basic and fashion items on an installment payment basis. Over time, it has built a unique customer database of over 30 million households.

In 1998, Fingerhut hired a new president to make better use of that database and of the company's expertise in telemarketing and order fulfillment. He has already purchased several specialty catalogs and made strategic investments in some Internet retailers, providing them with support in functions from marketing to fulfillment. Also new is an outsourcing service, handling mail order and Internet operations for traditional retailers.

We believe Fingerhut has a strong franchise in its core catalog, which is growing nicely, and that management's new ventures will meaningfully enhance that growth. At about 15 times earnings, it clearly isn't regarded as an "Internet commerce" play, though it has rapidly growing Internet-related revenues.<F2>


                                       3

                               INVESTMENT PROFILE
                               ------------------
                               WILD OATS MARKETS

With 57 stores in 15 states, WILD OATS MARKETS is one of the country's largest chains of natural foods supermarkets. It is a major beneficiary of the growing trend to healthier lifestyle choices.


                               INVESTMENT PROFILE
                               ------------------
                               WILD OATS MARKETS


We've owned the company's major competitor, Whole Foods, for a while; so it was no surprise to us when Whole Foods moved into Wild Oats' territory. This temporarily hurt Wild Oats' sales, driving down the price of its stock. We took advantage of this weakness to establish a position, and soon the company's sales
- as well as its stock price - returned to higher levels.

We continue to believe that both Wild Oats and Whole Foods have great growth potential for the next several years, as more health conscious consumers migrate from traditional grocery stores to markets that feature an array of natural foods.<F2>

                        DIVERSIFICATION BY INDUSTRY<F4>
                        -------------------------------
               --------------------------------------------------
               INDUSTRY                                        %
               --------------------------------------------------
               CONSUMER STAPLES                               2.9
               CONSUMER CYCLICALS/BUILDING RELATED            2.2
               CONSUMER SERVICES                              4.0
               RETAILING/APPAREL                             16.0
               RESTAURANTS/HOTELS                             7.5
               ENERGY                                         3.9
               BANKS/S&Ls                                     1.3
               INSURANCE                                      4.8
               OTHER FINANCIAL                                5.3
               REITs/PROPERTY                                 3.2
               BIOTECH/PHARMACEUTICAL                         6.9
               HEALTHCARE SERVICES                            8.4
               MEDICAL DEVICES/SUPPLIES                       1.1
               BUSINESS SERVICES                             11.7
               PAPER/PACKAGING                                2.4
               CAPITAL SPENDING                               2.0
               CHEMICALS                                      0.8
               TRANSPORTATION RELATED                         0.9
               COMPUTER & EQUIPMENT                           1.0
               ELECTRONICS                                    7.0
               SOFTWARE/TELECOMMUNICATIONS                    1.8
               UTILITIES                                      4.9
               --------------------------------------------------
               TOTAL                                       100.0%
               --------------------------------------------------


                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

In its speed and ferocity, the fourth quarter's rally revealed the market's potential for extremes. Investors, who in the weeks before had grown pessimistic and timid, leaped to frivolity with little having changed other than an easing of interest rates by the Fed.

As we look ahead, we continue to take a more cautious view. The fact is, the U.S. economy is slowing, and corporate earnings - which drive long-term equity values - are slowing at an even faster pace. As company managements prepare their 1999 budgets, many are warning investors to temper their expectations for growth.

This slowing in earnings growth is not a sudden phenomenon; we expressed our concerns about it in the previous report. And we believe the news on this front will continue to be negative.

On the other hand, we continue to see some important positive trends. Commodity prices remain low, inflation is tame and interest rates are falling. These factors may enable the market to hold its own, at a minimum. So, while we don't expect a surge like the fourth quarter brought, neither do we expect to see a repeat of the third quarter's rout.

                                                    continued on following panel


                      OUR VIEW OF THE MARKET (continued)
                      ----------------------------------


For our part, our priority will be to find growing companies of the highest quality. As always, we will adhere to our valuation discipline; but we will be willing to "pay up" for companies that can post consistent, above-average, highly visible earnings gains. We also intend to pay close attention to liquidity; we want to be able to establish or exit a position without having too much of an impact on the price.

We believe that 1999 holds the potential to be a good year for small-cap growth stocks. Relative to large-caps, their valuations are very attractive; and their superior growth potential could finally have its chance to shine as projected earnings growth at the big companies slows. We'll do our very best to find compelling opportunities for you.

Happy New Year!

                              FUND STATISTICS<F5>
                              -------------------

               NUMBER OF HOLDINGS                              68
               MEDIAN MARKET CAP                     $474 million
               MEDIAN GROWTH RATE            1999E            27%
               MEDIAN P/E                    1999E          17.7X
               MEDIAN PRICE/INTRINSIC VALUE  1999E            71%
               EQUITY DIVIDEND YIELD                         0.3%


                                   FOOTNOTES
                                   ---------


<F1> THE ARTISAN SMALL CAP FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF -13.47%
     FOR THE YEAR ENDED DECEMBER 31, 1998, AND 12.85% FOR THE PERIOD FROM INCEPTION ON MARCH 28, 1995 THROUGH DECEMBER 31, 1998. PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RUSSELL 2000 IS AN UNMANAGED, UNWEIGHTED INDEX OF COMMON STOCKS OF 2000 SMALL COMPANIES WITH DIVIDENDS REINVESTED. THE LIPPER SMALL CAP FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE 30 LARGEST SMALL-CAP FUNDS.

<F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS
     RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGERS, AS OF JANUARY 1, 1999. THAT INFORMATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

<F3> AS A PERCENTAGE OF TOTAL NET ASSETS AS OF DECEMBER 31, 1998.

<F4> AS A PERCENTAGE OF PORTFOLIO EQUITIES AS OF DECEMBER 31, 1998.

<F5> FUND STATISTICS ARE AS OF DECEMBER 31, 1998.

     ARTISAN DISTRIBUTORS LLC, 1000 NORTH WATER STREET, MILWAUKEE, WI 53202, MEMBER NASD, DISTRIBUTOR.

                                     (LOGO)
                                 ARTISAN FUNDS

                                 1 800 344 1770


XXXX

--------------------------------------------------------------------------------
                           ARTISAN INTERNATIONAL FUND
--------------------------------------------------------------------------------

QUARTERLY UPDATE                                                    JANUARY 1999

                             A TOP PERFORMING FUND!

Thank you for investing in Artisan International Fund. We are providing this update for the fourth quarter of 1998.

We're pleased to announce that Artisan International Fund ranks in the Top 1% of its class for total return. For the 1-year and 3-year periods ended December 31, 1998, the Fund ranked #3 and #2, respectively, among the 527 and 316 international equity funds tracked by Lipper, Inc.<F1>

Inside we discuss the quarter's events, some new portfolio holdings and our continued commitment to high-quality international growth companies.

Thank you for your confidence.

                                                                          (LOGO)
                                                                   ARTISAN FUNDS

                            FOURTH QUARTER OVERVIEW
                            -----------------------

In early October, on the heels of the Federal Reserve's second interest rate cut, international markets rallied sharply, underscoring once again our strong aversion to short-term market timing.

In a quarter that saw many of the world's equity markets rally, the Artisan International Fund gained 24.9%, while its benchmark index, the Morgan Stanley EAFE index rose 20.7%. The Fund's fourth quarter outperformance is especially gratifying in light of our very limited exposure to Asia. Many Asian markets, having been bloodied in previous months, scored exceptional gains for the quarter. Nonetheless, a recent research trip to Asia validated our cautious stance.

European markets also surged, though not as dramatically as some Asian markets. Serving us especially well were our numerous holdings in the telecom and financial services sectors, where deregulation continues to stimulate rapid growth.


--------------------------------------------------------------------------------
                           AVERAGE ANNUAL RETURNS<F1>
--------------------------------------------------------------------------------
                        12/28/95 (INCEPTION) TO 12/31/98

                 ARTISAN INTERNATIONAL                  22.37%

                 EAFE INDEX                              8.96%

                 LIPPER INTERNATIONAL FUND INDEX        11.44%



                                       1

                               INVESTMENT PROFILE
                               ------------------
                                  SEAT (ITALY)

As owner and publisher of the Italian Yellow Pages and publisher (for Telecom Italia) of the country's White Pages, SEAT is Europe's leader in the directory publishing business. This well integrated company also has other operations in advertising, publishing, printing and direct marketing, with healthy and growing market share in each business segment.

We see the potential for appreciation on a couple of fronts. One is margin expansion. SEAT was privatized in January 1997. Reflecting inefficiencies from its former state-owned status, the company's margins are about 25% lower than similar companies elsewhere. Also positive for investors is that SEAT generates strong free cash-flow. These funds provide the opportunity to enhance shareholder value in the form of share buybacks or special dividends.<F2>


                              TOP 10 HOLDINGS<F3>
                              -------------------

--------------------------------------------------------------------------------
COMPANY                                                                   %
--------------------------------------------------------------------------------
METRONET...Canadian telecommunications service provider                  4.8%
COLT TELECOM GROUP PLC...U.K. telephone service provider
  for European corporations                                              3.8%
UNION BANK OF SWITZERLAND...Swiss-based global bank                      3.0%
NOKIA (ADR)...International telecommunications company in Finland        2.9%
GLOBAL TELESYSTEMS GROUP...Telephone and integrated
  services firm in Bermuda                                               2.9%
OLIVETTI SPA...Italian provider of telecom services                      2.8%
NOVARTIS AG...Swiss-based pharmaceutical firm (world's largest)          2.7%
ROCHE HOLDING AG...Swiss developer and manufacturer of
  pharmaceutical and chemical products                                   2.6%
CREDIT COMMERCIAL DE FRANCE...One of France's leading banks              2.5%
TELEWEST COMMUNICATIONS PLC...Cable television provider in U.K.          2.2%
--------------------------------------------------------------------------------
TOTAL                                                                   30.2%
--------------------------------------------------------------------------------


                                       2

                               INVESTMENT PROFILE
                               ------------------
                       RACAL ELECTRONICS (UNITED KINGDOM)

Our recent investment in U.K.-based RACAL ELECTRONICS reflects our continuing enthusiasm for Europe's telecom industry. It also reflects our interest in finding misunderstood opportunities. Historically a complex business, Racal is now redefining its strategic focus. It recently completed a divestiture of a money-losing data processing operation. And its defense electronics business, which is very profitable, may prove attractive to an acquirer in that rapidly consolidating industry.

Racal is now committed to its corporate and general telecom business, where it projects annual growth at over 25%. It has brought in operational management and heavily invested in its network, where it enjoys major advantages: Racal owns its own infrastructure, developed along rail tracks for British Rail Telecom, a 1995 acquisition; and these tracks, which run into every major U.K. population center, enable the company to increase capacity at a very low relative cost.<F2>


                                       3

                               INVESTMENT PROFILE
                               ------------------
                      CREDIT COMMERCIAL DE FRANCE (FRANCE)

CREDIT COMMERCIAL DE FRANCE (CCF), one of France's leading banks, operates in four complementary business segments: retail banking, investment banking, asset management and international private banking. CCF has achieved a record of


                        INVESTMENT PROFILE (continued )
                        -------------------------------
                      CREDIT COMMERCIAL DE FRANCE (FRANCE)

balanced growth among these segments, enabling it to temper the cyclicality that's typical of the banking sector.

We think highly of CCF's management. It strives to sustain above-average returns while taking a global approach to growth, largely through strategic acquisitions and alliances. The company's business initiatives now extend throughout Europe to the United States, Brazil, Egypt, India and former Soviet Republics.

CCF also has a strong financial position: a low level of debt and substantial excess cash, which it can use to fund growth.<F2>


                         REGION/COUNTRY ALLOCATION<F4>
                         -----------------------------
                         -----------------------------
                         EUROPE                  78.4%
                         -----------------------------
                         UNITED KINGDOM           19.7
                         ITALY                    11.4
                         FRANCE                    9.7
                         SWITZERLAND               9.4
                         GERMANY                   9.2
                         NETHERLANDS               5.6
                         FINLAND                   4.6
                         SWEDEN                    3.1
                         SPAIN                     2.9
                         POLAND                    0.8
                         AUSTRIA                   0.8
                         NORWAY                    0.6
                         CZECH REPUBLIC            0.4
                         DENMARK                   0.2

                         -----------------------------
                         ASIA/PACIFIC             3.5%
                         -----------------------------
                         AUSTRALIA                 3.4
                         JAPAN                     0.1
                         SINGAPORE                   *
                         THAILAND                    *

                         * LESS THAN 0.1%

                         -----------------------------
                         LATIN AMERICA            4.0%
                         -----------------------------
                         BRAZIL                    2.5
                         MEXICO                    1.5

                         -----------------------------
                         NORTH AMERICA           11.1%
                         -----------------------------
                         CANADA                    6.9
                         BERMUDA                   4.2

                         -----------------------------
                         CASH                     3.0%
                         -----------------------------


                             OUR VIEW OF THE MARKET
                             ----------------------
                               LOOKING AT EUROPE

During the fourth quarter, European stocks continued to dominate the portfolio. At quarter-end, they represented about 80% of net assets and 8 of our Top 10 Holdings.

As we look at the quarter ahead, we expect this overwhelming preference for Europe to continue. A major reason behind this belief is the Euro - Europe's long-awaited monetary union - which made its appearance on January 1, 1999. We believe this event will accelerate favorable economic trends-trends which, in our view, will create enormous opportunity by ultimately transforming the nature of capitalism in Europe.

- Among these trends, we place particular importance on deregulation, which promotes competition. At quarter-end, deregulation plays were a major portfolio theme, particularly in the telecom and financial services industries.

- The arrival of a single monetary unit will also give companies broader access to capital, enhance the flow of trade, lower barriers to outside ownership of business and promote corporate growth from increased scope and scale of operations.

- In addition, by accelerating the trend to a single capital market, the Euro should also promote the Continent's nascent philoso-

                                                    continued on following panel



                      OUR VIEW OF THE MARKET (continued)
                      ---------------------------------

  phy of enhancing shareholder value. Aspects could include share buybacks, employee stock-ownership plans and performance-based executive pay.

- Because it eliminates currency risk for European investors, the Euro should also stimulate cross-border stock ownership. The potential for growth is enormous. In Germany and France, for example, only about 5% of individual investors currently own shares in other European countries.

- And the Euro should also drive the trend to private pension plans - as opposed to government-sponsored plans - which clearly favor equity ownership for its long-term advantages.

Our continued focus will be to find attractively valued companies that appear best positioned to capitalize on these evolving trends.

Happy New Year!


                              FUND STATISTICS<F5>
                              -------------------

               NUMBER OF HOLDINGS                             97
               WEIGHTED AVERAGE MARKET CAP         $20.6 billion
               WEIGHTED AVERAGE
               GROWTH RATE                   1999E         17.1%
               WEIGHTED AVERAGE P/E          1999E         18.2X



                                   FOOTNOTES
                                   ---------


<F1> THE ARTISAN INTERNATIONAL FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF 32.18%
     FOR THE YEAR ENDED DECEMBER 31, 1998, AND 22.37% FOR THE PERIOD FROM INCEPTION ON DECEMBER 28, 1995 THROUGH DECEMBER 31, 1998. PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE MORGAN STANLEY EAFE INDEX IS UNMANAGED AND INCLUDES NET REINVESTED DIVIDENDS FOR COMPANIES THROUGHOUT THE WORLD, EXCLUDING THE U.S. AND CANADA, IN PROPORTION TO WORLD STOCK MARKET CAPITALIZATION. EAFE'S AVERAGE ANNUAL RETURN SINCE INCEPTION OF THE FUND IS BASED UPON A STARTING DATE OF DECEMBER 31, 1995. THE LIPPER INTERNATIONAL FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE THIRTY LARGEST INTERNATIONAL FUNDS. INTERNATIONAL INVESTMENTS INVOLVE SPECIAL RISK CONSIDERATIONS, WHICH ARE DISCUSSED IN THE PROSPECTUS.

<F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS
     RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGER, AS OF JANUARY 1, 1999. THAT INFORMATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

<F3> AS A PERCENTAGE OF TOTAL NET ASSETS AS OF DECEMBER 31, 1998.

<F4> AS A PERCENTAGE OF PORTFOLIO ASSETS AS OF DECEMBER 31, 1998.

<F5> FUND STATISTICS ARE AS OF DECEMBER 31, 1998.

     ARTISAN DISTRIBUTORS LLC, 1000 NORTH WATER STREET, MILWAUKEE, WI 53202, MEMBER NASD, DISTRIBUTOR.


                                     (LOGO)
                                 ARTISAN FUNDS

                                 1 800 344 1770


XXXX

--------------------------------------------------------------------------------
                              ARTISAN MID CAP FUND
--------------------------------------------------------------------------------

QUARTERLY UPDATE                                                    JANUARY 1999

                             A TOP PERFORMING FUND!

Thank you for investing in Artisan Mid Cap Fund. We are pleased to provide you with this update for the fourth quarter of 1998.

We're delighted to announce that for the six quarters ended December 31, 1998, Artisan Mid Cap Fund ranked #3 for total return among the 281 mid-cap funds as tracked by Lipper, Inc. And, for the one-year period ended December 31, 1998, the Fund ranked #22 for total return among the 327 mid-cap funds as tracked by Lipper.<F1>

Inside you'll find a review of the quarter's events, a look at some recent investments, and our outlook for the economy and equity markets.

Thank you for your confidence.

                                                                          (LOGO)
                                                                   ARTISAN FUNDS

                            FOURTH QUARTER OVERVIEW
                            -----------------------

By demonstrating the market's real potential for volatility, the last quarter of 1998 taught investors a valuable lesson. A market driven to extremes by consensus opinion can be an emotional, even complicated place to operate without a system - rational, objective and disciplined - to serve as a guide.
As always, we followed our system - searching for franchise companies-priced below their intrinsic value-benefiting from a trend that we see as bigger than consensus.

This discipline enabled us to enhance the portfolio opportunistically. On weakness, we added to existing positions in which we had the most confidence; and - chiefly in early October's market drop - we established positions in companies we'd been following but had been unable to buy because of their rich valuations. Examples are DST, Univision, Danaher, Aptar, Ciena and Stryker. We're pleased to present the following profiles on two other new holdings.


--------------------------------------------------------------------------------
                             INVESTMENT RETURNS<F1>
--------------------------------------------------------------------------------
                        6/27/97 (INCEPTION) TO 12/31/98

                    ARTISAN MID CAP FUND               70.9%

                    S&P 400 INDEX                      36.4%

                    LIPPER MID CAP FUND INDEX          24.3%



                                       1

                               INVESTMENT PROFILE
                               ------------------
                                  WANG GLOBAL

In 1995, Wang Computer Systems emerged from bankruptcy as WANG GLOBAL. New management, including a court-appointed CEO, then proceeded to redefine the company. While phasing out the legacy computer business, the new team rebuilt the company. Largely through acquisitions, they transformed Wang into a leading provider of design, installation and service for computer systems.

We like to think of this business as life-cycle management for computer networks and corporate computing environments. It's part of a global trend to outsourcing computer services. Increasingly, large and mid-size companies no longer manage their own networks. And multinationals need a provider with global reach. With its recent purchase of Olsy - a division of Olivetti -



                              TOP 10 HOLDINGS<F3>
                              -------------------

--------------------------------------------------------------------------------
COMPANY                                                                   %
--------------------------------------------------------------------------------
SUNGARD DATA SYSTEMS...Recordkeeping software for investment management 3.4% UNIVERSAL FOODS CORP...Provider of flavor and coloring products for
  food processing market                                                 3.2%
AUTODESK...Computer Aided Design (CAD) software provider                 3.1%
APARTMENT INVESTMENT & MANAGEMENT...Apartment complex management         3.0%
EQUITY OFFICE PRODUCTS...Office building owner and operator              3.0%
CENTENNIAL CELLULAR...Wireless telephone system operator                 2.8%
SYBRON INTERNATIONAL...Consolidator in the dental supply and dental
  lab industry                                                           2.8%
WESTERN WIRELESS...Rural cellular telephone and PCS provider             2.7%
COVANCE...Contract drug research company                                 2.7%
AMERICAN POWER CONVERSION...Uninterruptible power supplies               2.7%
------------------------------------------------------------------------------
TOTAL                                                                   29.4%
------------------------------------------------------------------------------



                        INVESTMENT PROFILE (continued )
                        -------------------------------
                                  WANG GLOBAL

Wang will now be able to leverage its U.S. strength on a global scale.

In addition, recent deals with Microsoft, Cisco and Dell enable Wang to position itself at the front of what could be a major trend...the adoption of Windows NT in corporate computing. Wang is striving to become the provider of choice for this conversion.<F2>


                                       2

                               INVESTMENT PROFILE
                               ------------------
                                   SEALED AIR

The next time you unwrap something - from bubble wrap, stretch cellophane, form-fitting foam or a cushioned envelope - chances are the wrapping is a product of SEALED AIR. This company is the dominant player in specialized protective wrappings.

We believe Sealed Air will benefit greatly from what we perceive as a trend to direct shipment. Whether it's Dell sending a computer to your home or a meat packer shipping beef to your local market, we see a trend to fewer hands touching the final product. In such a world there's clearly a need to protect items in transit.

The company's business model is very attractive to us; so is its highly seasoned management team. As its 1997 acquisition of Cryovac suggests, management is adept at using the company's substantial free cash flow to help ensure the continued prominence of its franchise.



                        INVESTMENT PROFILE (continued )
                        -------------------------------
                                   SEALED AIR

In our view, Sealed Air is an exceptional franchise, similar to its large-cap brethren Coke and Gillette, but trading at a fraction of their multiples because it's a mid-cap and dominates a much smaller niche.<F2>


                        DIVERSIFICATION BY INDUSTRY<F4>
                        -------------------------------

                    ----------------------------------------
                    INDUSTRY                             %
                    ----------------------------------------
                    TECHNOLOGY                          16.9
                    HEALTHCARE                          11.5
                    CONSUMER DISCRETIONARY & SERVICES   10.0
                    CONSUMER STAPLES                     6.2
                    ENERGY                               2.1
                    CONGLOMERATE                         1.6
                    MATERIALS & PROCESSING              13.4
                    TRANSPORTATION                       3.2
                    FINANCIAL SERVICES                   6.8
                    COMMUNICATIONS                      11.4
                    UTILITIES                            0.0
                    BUSINESS SERVICES                    9.8
                    REITs/PROPERTY                       7.1
                    ----------------------------------------
                    TOTAL                             100.0%
                    ----------------------------------------



                          MARKET CAP DISTRIBUTION<F4>
                          ---------------------------
            ------------------------------------------------------
               MARKET CAP         MID CAP FUND          S&P 400
            (IN $ BILLIONS)           (%)                 (%)
            ------------------------------------------------------
              $0.0 to 0.5             2.3                  1.1
               0.5 to 1.0             8.4                  5.2
               1.0 to 2.0            32.5                 20.0
               2.0 to 3.0            20.3                 18.3
               3.0 to 4.0             4.8                 14.1
               4.0 to 5.0            12.3                 14.0
               5.0 to 6.0             5.0                  6.3
               6.0 to 7.0             4.8                  5.3
               7.0 to 8.0             2.2                  2.3
                  8.0+                7.4                 13.4
            ------------------------------------------------------
             TOTAL                   100.0%              100.0%
            ------------------------------------------------------



                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

We believe the market got ahead of itself as it surged during the quarter. Once again, it seems that stock prices rose to meet inflated expectations.

On a macro level, we see a number of cautionary signals: a disorganized political environment, a slowing economy and an overextended bull market with generally high valuations - especially in light of diminished earnings expectations. On a moderately positive note, it appears that Asia's drag on the world has stabilized, although the region's internal problems haven't yet been addressed.

The way to look ahead with some element of assurance, at least on a company-by-company basis, is to analyze fourth quarter earnings and speak with management of our holdings and prospects about the coming year. That's exactly what we are in the process of doing.

Right now, our experience tells us that to qualify as prudent investment choices, companies will have to offer sustainable, organic growth, preferably in a thriving market segment. Example of current holdings that we think meet these criteria-

- ZEBRA TECHNOLOGIES, a major player in

                                                    continued on following panel



                        OUR VIEW OF THE MARKET (continued)
                        ----------------------------------

  printers for bar code scanners, is meeting the needs of a huge, largely untapped market for managing inventory levels.

- Driven by the trend to distributed computing and network servers, AMERICAN POWER CONVERSION has grown to be a leading provider of uninterruptible power supplies.

- IMAX, a world leader in the design, manufacture and sale of giant screen theater systems, continues to develop content and penetrate the commercial marketplace.

- As the pharmaceutical industry relies increasingly on outsourced services - research staff, laboratories, processing government paperwork - COVANCE has become a major factor in providing this support.

Happy New Year!

                              FUND STATISTICS<F5>
                              -------------------

               NUMBER OF HOLDINGS                              56
               MEDIAN MARKET CAP                     $2.2 billion
               WEIGHTED AVG. GROWTH RATE     1999E          13.5%
               WEIGHTED AVERAGE P/E          1999E          15.4X
               MEDIAN PRICE/INTRINSIC VALUE  1999E            80%



                                   FOOTNOTES
                                   ---------


<F1> THE ARTISAN MID CAP FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF 33.37% FOR
     THE YEAR ENDED DECEMBER 31, 1998, AND 42.44% FOR THE PERIOD FROM INCEPTION ON JUNE 27, 1997, THROUGH DECEMBER 31, 1998. PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE S&P 400 IS AN UNMANAGED, MARKET-WEIGHTED INDEX, WITH DIVIDENDS REINVESTED, OF 400 MID-CAP COMPANIES. THE LIPPER MID CAP FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE 30 LARGEST MID-CAP FUNDS. FROM ITS INCEPTION THROUGH DECEMBER 31, 1998, ARTISAN MID CAP FUND WAS REIMBURSED FOR EXPENSES IN EXCESS OF CERTAIN LIMITS, WHICH MAY HAVE HAD A MATERIAL EFFECT ON THE FUND'S TOTAL RETURN AND LIPPER RANKINGS.

<F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS
     RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGER, AS OF JANUARY 1, 1999. THAT INFORM ATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

<F3> AS A PERCENTAGE OF TOTAL NET ASSETS AS OF DECEMBER 31, 1998.

<F4> AS A PERCENTAGE OF PORTFOLIO EQUITIES AS OF DECEMBER 31, 1998.

<F5> FUND STATISTICS ARE AS OF DECEMBER 31, 1998.

     ARTISAN DISTRIBUTORS LLC, 1000 NORTH WATER STREET, MILWAUKEE, WI 53202, MEMBER NASD, DISTRIBUTOR.


                                     (LOGO)
                                 ARTISAN FUNDS

                                 1 800 344 1770


XXXX

--------------------------------------------------------------------------------
                          ARTISAN SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

QUARTERLY UPDATE                                                    JANUARY 1999

Thank you for investing in Artisan Small Cap Value Fund. We are pleased to present this update for the fourth quarter of 1998.

During the quarter, Artisan Small Cap Value Fund gained 7.0%. Its benchmark index, the Russell 2000 Value Index, returned 9.1%. By contrast, the Russell 2000 Growth Index rose 23.6% and the S&P 500 Index, which tracks large-caps, gained 21.3%.<F1>

Thus, in an environment that strongly favored large-caps over small-caps and growth stocks over value stocks, we are pleased with the Fund's performance.

Thank you for your confidence.

                                                                          (LOGO)
                                                                   ARTISAN FUNDS


                            FOURTH QUARTER OVERVIEW
                            -----------------------

Having declined steeply in the third quarter, the equity markets - reassured by a Federal Reserve rate cut - reversed course in early October and surged through year-end.

But it proved not to be an equal opportunity rally. Investors favored large companies over small, growth over value, and technology over the quieter areas of the market that we prefer.

Smaller, less liquid companies were largely left behind, especially those with significant exposure to Asia's recession. Particular laggards were the energy, steel and other commodity-related companies that we had been opportunistically accumulating since the spring.

Though current global overcapacity makes them short-term disappointments, we believe that current conditions are creating attractive opportunities, and we think that our patience and fortitude will be rewarded.


--------------------------------------------------------------------------------
                             INVESTMENT RETURNS<F1>
--------------------------------------------------------------------------------
                        9/29/97 (INCEPTION) TO 12/31/98


                    ARTISAN SMALL CAP VALUE FUND       -2.8%

                    RUSSELL 2000 VALUE INDEX           -4.4%

                    LIPPER SMALL CAP FUND INDEX        -6.2%


                                       1

                               INVESTMENT PROFILE
                               ------------------
                                   SNYDER OIL

SNYDER OIL is a Texas-based producer of oil and gas, chiefly in the Gulf of Mexico, Rocky Mountains and Northern Louisiana. Its strong base of reserves - about 70% gas - are about 85% fully developed.

In addition, the company has significant unexplored acreage - some in the Rockies, its traditional base, and more in Louisiana, which could become a major contributor to the company.

Beyond these reserves and exploration potential, Snyder has a solid balance sheet, strong cash flow with relatively little debt and a seasoned, highly effective management team.

While the near-term outlook for natural gas is gloomy, we believe the stage is being set for much better prices down the line. We're confident that Snyder is well positioned to prosper when demand recovers.<F2>


                              TOP 10 HOLDINGS<F3>
                              -------------------

--------------------------------------------------------------------------------
COMPANY                                                                   %
--------------------------------------------------------------------------------
SUPERIOR NATIONAL INSURANCE GROUP...Worker's compensation
  insurance in Arizona and California                                    3.6%
HILB, ROGAL & HAMILTON...Insurance broker                                3.0%
PINKERTON'S...Corporate security services firm                           2.7%
R.G. BARRY...Manufacturer of specialized comfort footwear                2.6%
M&F WORLDWIDE...Flavoring producer                                       2.5%
GIANT CEMENT HOLDING...Cement operations                                 2.4%
EMCOR GROUP...Mechanical and electrical contractor                       2.4%
CAPITAL SOUTHWEST...Closed-end venture capital investment company        2.3%
ANNUITY AND LIFE RE (HOLDINGS)...Life and annuity reinsurance            2.3%
GLEASON CORPORATION...Gear manufacturing equipment producer              2.3%
--------------------------------------------------------------------------------
TOTAL                                                                   26.1%
--------------------------------------------------------------------------------


                                       2

                               INVESTMENT PROFILE
                               ------------------
                                  PINKERTON'S

PINKERTON'S is one of the largest players in the corporate security business. Although best known for its security guards and investigators, this California company is also a leader in security network integration.

Through an operations center in Atlanta, the company provides uninterrupted monitoring and control of security networks, including alarms, elevators, card access systems, remote videos and ATMs.

As security systems become more complex, companies will be more likely to outsource this function to a single provider with a single point of control. Pinkerton's is well positioned with the ability to do so on a nationwide basis. And its business is growing among U.S. companies with operations abroad.

Pinkerton's financial condition is superb: low debt, high returns on invested capital and strong free cash flow that it can use to fund expansion. We expect this cash flow to rise, reflecting the higher margins of the systems integration business.<F2>

                                       3

                               INVESTMENT PROFILE
                               ------------------
                                     EMCOR

EMCOR is one of the largest electromechanical contractors in the U.S. It is the successor to JWP, Inc., which came out of bankruptcy in the early '90s.

While EMCOR's contracting business is competitive, cyclical and low-margin, it's doing well. Volume is strong


                        INVESTMENT PROFILE (continued )
                        -------------------------------
                                     EMCOR

and margins are expanding. But more intriguing to us is the company's facilities-maintenance operation. With its recurring fees, long-term contracts and higher margins, maintaining electrical plants offers attractive economics. Though currently about 20% of EMCOR's sales, maintenance is growing rapidly as an outsourced service, and the company's position as a contractor puts it in a favorable position to compete for this follow-up business.

Management is very deep. And EMCOR's financial condition is excellent: a strong balance sheet, low debt and - a legacy from JWP - a net operating loss that shields earnings from taxes, enabling management to accelerate growth.<F2>


                        DIVERSIFICATION BY INDUSTRY<F4>
                        -------------------------------

               --------------------------------------------------
               INDUSTRY                                        %
               --------------------------------------------------
               CONSUMER STAPLES                               4.2
               CONSUMER CYCLICALS                             1.1
               CONSUMER SERVICES                              2.6
               RETAILING                                      4.1
               RESTAURANTS/HOTELS                             3.3
               ENERGY                                         5.4
               BANKS/S&Ls                                     0.0
               INSURANCE                                     19.0
               OTHER FINANCIAL                                4.2
               BIOTECH/PHARMACEUTICAL                         1.4
               REITs/PROPERTY                                 3.3
               MEDICAL DEVICES                                1.0
               BASIC INDUSTRY                                19.9
               BUSINESS SERVICES                              7.8
               PAPER/PACKAGING                                1.9
               CAPITAL SPENDING                              14.2
               TRANSPORTATION                                 1.5
               COMPUTER RELATED                               5.1
               ELECTRONICS                                    0.0
               SOFTWARE/TELECOMMUNICATIONS                    0.0
               UTILITIES                                      0.0
               HEALTHCARE SERVICES                            0.0
               --------------------------------------------------
               TOTAL                                       100.0%
               --------------------------------------------------


                             OUR VIEW OF THE MARKET
                             ----------------------
                                LOOKING FORWARD

As we look at the year ahead, we see that earnings are still a concern. Unlike the fourth quarter rally - which resulted from lower interest rates - stock prices in the long run are driven by corporate earnings.

Earnings are falling short for a couple of reasons. One is pressure caused by emerging markets - import wars, export downturns or commodity-related problems. Domestically, margins are under assault from rising costs for labor, health care and technology - costs that can not be passed through because of over-capacity. Yet despite these economic realities, earnings expectations by many analysts are still quite high. Attached to these lofty expectations are continued high valuations. Logic, it seems to us, would suggest that a market correction could follow. Moreover, given that our national savings rate is now about zero, a slowdown in consumer spending could aggravate a correction.

On the bright side, interest rates and inflation remain low. And the continuing fall in energy and commodity costs bodes well for profitability, as do the modest spending plans - for selling and general administrative expenses - proposed by increasing numbers of U.S. companies.

                                                    continued on following panel



                      OUR VIEW OF THE MARKET (continued )
                      -----------------------------------


For our part, we will be looking for bargains. If there is a sharp correction, as there was in the third quarter, we will again look to upgrade the portfolio with quality companies that are typically valued too highly for us.

If the environment proves more benign, we will focus on finding depressed stocks in the places we have always found bargains: companies with undervalued assets, with little or no analyst coverage, and those that are out-of-favor because of misperception, business transition or short-term earnings disappointments.

We will also continue adding selectively to existing holdings. And, as we have been doing since last summer, we will look for compelling opportunities in commodity-related issues.

Happy New Year!

                              FUND STATISTICS<F5>
                              -------------------

               NUMBER OF HOLDINGS                              69
               MEDIAN MARKET CAP                     $230 million
               WEIGHTED AVG. MARKET CAP              $293 million
               MEDIAN PRICE/BOOK VALUE                       1.2X
               MEDIAN P/E                    1999E          10.2X
               EQUITY DIVIDEND YIELD                         1.0%


                                   FOOTNOTES


<F1> THE ARTISAN SMALL CAP VALUE FUND HAD AN AVERAGE ANNUAL TOTAL RETURN OF -
     5.76% FOR THE YEAR ENDED DECEMBER 31, 1998, AND -2.26% FOR THE PERIOD FROM INCEPTION ON SEPTEMBER 29,1997 THROUGH DECEMBER 31, 1998. PERFORMANCE DATA CONTAINED HEREIN REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES IN THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RUSSELL 2000 IS AN UNMANAGED, UNWEIGHTED INDEX OF COMMON STOCKS OF 2000 SMALL COMPANIES WITH DIVIDENDS REINVESTED. THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THE OTHER RUSSELL 2000 COMPANIES. THE S&P 500 IS A MARKET-WEIGHTED INDEX, WITH DIVIDENDS REINVESTED, OF 500 LARGE U.S. COMPANIES. THE LIPPER SMALL CAP FUND INDEX REFLECTS THE NET ASSET VALUE WEIGHTED RETURN OF THE 30 LARGEST SMALL-CAP FUNDS.

<F2> PORTFOLIO PROFILES ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS
     RECOMMENDATIONS OF INDIVIDUAL STOCKS. THE PROFILES PRESENT INFORMATION ABOUT THE COMPANIES BELIEVED TO BE ACCURATE, AND THE VIEWS OF THE PORTFOLIO MANAGERS, AS OF JANUARY 1, 1999. THAT INFORMATION AND THOSE VIEWS MAY CHANGE AND THE FUND DISCLAIMS ANY OBLIGATION TO ADVISE SHAREHOLDERS OF ANY SUCH CHANGES.

<F3> AS A PERCENTAGE OF TOTAL NET ASSETS AS OF DECEMBER 31, 1998.

<F4> AS A PERCENTAGE OF PORTFOLIO EQUITIES AS OF DECEMBER 31, 1998.

<F5> FUND STATISTICS ARE AS OF DECEMBER 31, 1998.

     ARTISAN DISTRIBUTORS LLC, 1000 NORTH WATER STREET, MILWAUKEE, WI 53202, MEMBER NASD, DISTRIBUTOR.


                                     (LOGO)
                                 ARTISAN FUNDS

                                 1 800 344 1770